EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

  BALANCE SHEET
   ASSETS
    PROPERTY, PLANT & EQUIPMENT
      GAS PLANT IN SERVICE
       GP/S GENERAL                                          00101006
     CONSTRUCTION WORK IN PROGRESS
       CWIP GENERAL                                          00107012
       CWIP GENERAL EQUIPMENT                                00107016
     COMP CONSTRUCTION NOT CLASSIFIED
       CNC GENERAL                                           00106012
     LESS: RESERVE FOR DD&A
       DEPRECIATION GAS PLANT                                00108000
       ACCRUALS                                              00108001
       RETIREMENTS                                           00108002
       COST OF REMOVAL                                       00108003
       SALVAGE                                               00108004
       OTHER                                                 00108005
       RWIP OTHER                                            00108102
     CURRENT ASSETS                                          00108102
      CASH
        CASH                                                 00131000
        WF SPRAGUE, ROBERT                                   00135243
      TEMPORARY CASH INVESTMENT
        TEMPORARY CASH INVESTMENT                            00136000
      NOTES RECEIVABLE
        NOTES RECEIVABLE-RELOCATION                          00141100
      NOTES RECEIVABLE SYSTEM MONEY POOL
        NOTES RECEIVABLE SYSTEM MONEY POOL                   00145003
      ACCOUNTS RECEIVABLE
        A/R-ASSOCIATED COMPANIES
         A/R SENECA RESOURCES                                00146005
         A/R NATIONAL FUEL                                   00146007
         A/R SUPPLY CORP.                                    00146012
         A/R DISTRIBUTION                                    00146014
         A/R PENN-YORK EN CORP.                              00146018
         A/R DATA-TRACK                                      00146028
         A/R ERP TRUST                                       00146029
         PROVISION FOR UNCOLLECTIBLE ACCOUNTS
          ACCUMULATED PROVISION UNCOLLECTIBLE ACCOUNT        00144000
        A/R-OTHERS
         MISCELLANEOUS RECEIVABLES                           00143206
         A/R MISCELLANEOUS CPR                               00143207
         A/R RETIREE COPAY                                   00143197
         A/R PENSIONER LIFE P                                00143198
         A/R PENSION LIFE (H)                                00143199
        A/R MEDICAL INSURANCE-REIMBURSEMENT                  00143213
        A/R P.C.S.-RETIREMENT                                00143214
        A/R LIFE INSURANCE-REIMBURSEMENT                     00143215
        A/R DENTAL-REIMBURSEMENT                             00143216
        A/R LONG-TERM DEBT-REIMBURSEMENT                     00143217
        A/R THRIFT/ANNUITY-REIMBURSEMENT                     00143218
        COBRA                                                00143219
        A/R EMPLOYEE RECEIVABLE                              00143250
        OTHER INTEREST-DIVIDEND RECEIVABLE                   00171000


<PAGE 2>
                                                                      EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

      MATERIALS & SUPPLIES
        M&S LEIDY HUB                                        00154100
      PREPAYMENTS
        PREPAY TAXES                                         00165100
        PREPAY OTHER INSURANCE                               00165300
        PREPAID LIFE-SPLIT DOLLAR                            00165440
        MISCELLANEOUS PREPAID                                00165750
      OTHER ASSETS
        OTHER INVESTMENTS
         INVESTMENTS-MISCELLANEOUS                           00124121
         INVESTMENT ELLIS-LEIDY                              00124122
         INVESTMENT IN ENERCHANGE                            00124123
       OTHER DEFERRED DEBIT
         A/P ACCOUNTING SUSPENSE                             00008140
         MESSENGER EXPENSE                                   00008210
         PAYROLL CLEARING                                    00008220
         AUTO-COMPACT                                        00008330
         AUTO-OTHER                                          00008340
         GENERAL-TRANSPORTATION EQUIPMENT EXPENSE            00008370
         MISCELLANEOUS CLEARING                              00008420
         AUDIT ASSESSMENT                                    00186799
         DEFERRED FASB 109 TAX COST                          00186680
         OTHER MISCELLANEOUS DEFERRED DEBIT                  00186014
         MANAGEMENT SEMINAR 1992                             00186811
         MANAGEMENT SEMINAR 1994                             00186812
     EQUITY
      CAPITALIZATION
       STOCKHOLDERS EQUITY
        CAPITAL STOCK $1 PAR AUTHORIZED 4000 SHARES
         ISSUED AND OUTSTANDING CAPITAL STOCK
           COMMON CAPITAL STOCK                              00201000
         CAPITAL IN EXCESS
           PREMIUM ON CAPITAL STOCK                          00207000
         PAID-IN-CAPITAL
           PAID-IN-CAPITAL                                   00211000
         RETAINED EARNINGS
          BALANCE, OCTOBER 1
            UNAPP RETAINED EARNING                           00216000
       NET INCOME/LOSS
        ADJUSTMENTS
         NET INCOME/LOSS                                     00433000
       DIVIDENDS
         DIVIDENDS DECLARED COMMON STOCK                     00438000
     LONG-TERM DEBT
      ADVANCES FROM ASSOCIATED COMPANIES
        ADVANCES ON NOTES                                    00223000
   LIABILITIES
    CURRENT & ACCRUED
     NOTES PAYABLE ASSOCIATED COMPANIES
       NOTES PAYABLE SYSTEM MONEY POOL                       00233003
     ACCOUNTS PAYABLE ASSOCIATED COMPANIES


<PAGE 3>
                                                                      EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

        A/P NATIONAL FUEL-INTEREST                           00234101
        A/P NATIONAL FUEL-OTHER                              00234102
        A/P SENECA RESOURCES                                 00234105
        A/P SUPPLY COMPANY-OTHER                             00234300
        A/P DISTRIBUTION CORP.-OTHER                         00234302
        A/P PENN-YORK EN CORP.                               00234320
        A/P SENECA HOUSTON DIVISION                          00234322
        A/P ERP TRUST                                        00234370
      OTHER
       A/P OTHER
        VOUCHERS PAYABLE                                     00232100
        VOUCHERS PAYABLE ACCR /ADJ                           00232110
        VOUCHERS PAYABLE BALANCE ACCOUNT                     00232125
        A/P EMPLOYEE THRIFT PLAN                             00232301
        A/P UNITED WAY FUND                                  00232302
        A/P GARNISHMENTS                                     00232303
        A/P EMPLOYEE SAVINGS BOND PURCHASES                  00232304
        A/P GROUP CONTRIBUTORY INSURANCE                     00232305
        A/P UNION COPE FUND                                  00232307
        A/P UNION                                            00232308
        A/P CREDIT UNION                                     00232309
        A/P PAYROLL SAVINGS                                  00232311
        A/P LONG-TERM DISABILITY INSURANCE                   00232312
        A/P PAYROLL DED POL ACT COMM                         00232313
        A/P TAX DEFERRED SAVINGS PLAN                        00232314
        A/P DEPENDENT GROUP LIFE INSURANCE                   00232315
        A/P ICP STOCK PURCHASE                               00232316
        A/P TAX DEFERRED PLAN LOAN                           00232317
        A/P DEFERRED INCOME                                  00232318
        A/P ECONOMIC DEVELOPMENT                             00232319
        A/P CAPITAL FUND-DRIVE                               00232320
        A/P EMPLOYEE WELFARE FUND                            00232321
        A/P HEALTH MAINTENANCE                               00232322
        A/P UNION SAVINGS & RETIREMENT                       00232323
        A/P MISCELLANEOUS EMPLOYEE DEDUCTIONS                00232324
        A/P GROUP INSURANCE LOCAL 2154                       00232325
        A/P UNIVERSAL LIFE                                   00232326
        A/P SPENDING ACCOUNT                                 00232328
        A/P DEFERRED COMPENSATION II                         00232329
        A/P VOLUNTARY LIFE INSURANCE                         00232331
        A/P DEFERRED COMPENSATION III                        00232332
        A/P ESA MEDICAL                                      00232340
        A/P ESA OTHER                                        00232341
        A/P WAGES & SALARIES                                 00232400
        A/P MISCELLANEOUS                                    00232501
        A/P RETAINAGE                                        00232525
        A/P PENN USE TAX                                     00232600
        A/P NYS-USE TAX-PGC                                  00232601
        A/P ESOP                                             00232801
        A/P SALES & USE TAX                                  00241100
        A/P ERIE USE                                         00241165


<PAGE 4>
                                                                      EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

        A/P PAYROLL TAX-FEDERAL INCOME TAX                   00241201
        A/P PAYROLL TAX-FICA                                 00241202
        A/P PAYROLL TAX-NY INCOME TAX                        00241203
        A/P T/C/P PENN-SALES-TAX                             00241303
        A/P T/C/P NYS-SALES TAX                              00241304
        A/P ACCRUED PAYROLL                                  00242300
        A/P ACCRUED PENSION EXPENSE                          00242400
        A/P ACCRUED OPEB LIABILITY                           00242401
        A/P ACCRUED GROUP LIFE INSURANCE                     00242410
        A/P RETURNED CHECKS                                  00242500
        A/P OTHER MISCELLANEOUS CURRENT &
             ACCRUED LIABILITY                               00242800
     FEDERAL INCOME TAXES
       FEDERAL INCOME TAX-PRIOR YEAR                         00236010
       FEDERAL INCOME TAX-CURRENT YEAR                       00236011
       ACCRUED TAX-FICA                                      00236020
       ACCRUED TAX-FEDERAL UNEMPLOYMENT CO                   00236030
     OTHER ACCRUED TAXES
       ACCRUED TAX-NYS UNEMPLOYMENT INSURANCE                00236060
       ACCRUED TAX-PROPERTY                                  00236090
       ACCRUED TAX-PA CAPITAL STOCK PRIOR YEAR               00236300
       ACCRUED TAX-PA CAPITAL STOCK CURRENT YEAR             00236301
       ACCRUED TAX-PA CORPORATE INCOME PRIOR YEAR            00236310
       ACCRUED TAX-PA CORPORATE INCOME CURRENT YEAR          00236311
    OPERATING RESERVES
     ACCUMULATED DEFERRED INCOME TAXES
       ACCUMULATED DEFERRED INCOME TAX LIABILITY-DEP         00282100
       ACCUMULATED DEFERRED INCOME TAX FASB 109              00282109
       ACCUMULATED DEFERRED INCOME TAX                       00283000
       ACCUMULATED DEFERRED FEDERAL INCOME TAXES OTHER       00283100
       ACCUMULATED DEFERRED INCOME TAXES OTHER F109          00283109
       ACCUMULATED DEFERRED STATE INCOME TAXES OTHER         00283200
  INCOME STATEMENT
   EXPENSES
    OPERATING REVENUE DE
     OPERATING EXPENSE
      ADMINISTRATION & GENERAL-OPERATING
       OFFICERS & EXECUTIVES                                 00007000
       OTHER GENERAL OFC SALARIES                            00007010
       MANAGEMENT AUDIT-SALARIES                             00007015
       AUDIT SALARIES                                        00007019
      ADMINISTRATIVE & GENERAL-OTHER
       BANK SERVICE FEES                                     00007405
       OFFICERS EXPENSE                                      00007020
       GENERAL OFFICE EMPLOYEE EXPENSE                       00007030
       AUDIT EMPLOYEE EXPENSE                                00007039
       GENERAL OFFICE SUPPLIES & EXPENSE                     00007040
       MISCELLANEOUS SUPPLIES & EXPENSE                      00007041
       AUDIT OFFICE EXPENSE                                  00007047
       ADMINISTRATIVE EXPENSE TRANSFER CR                    00007050
       ADMINISTRATIVE & GENERAL EXPENSE CR-NON-CAP           00007051


<PAGE 5>
                                                                      EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

       SPECIAL SERVICE GENERAL                               00007060
       SPECIAL SERVICE LEGAL                                 00007070
       PROPERTY INSURANCE                                    00007080
       INJURIES & DAMAGES                                    00007090
       PRE-EMPLOYMENT PHYSICALS                              00007091
       COMPENSATION OTHER                                    00007095
       SAFETY PROGRAM                                        00007096
       GROUP INSURANCE                                       00007100
       GROUP INSURANCE CR                                    00007105
       HEALTH CARE PLAN                                      00007107
       INDEPENDENT HEALTH                                    00007108
       COMMUNITY BLUE                                        00007109
       BLUE CROSS/SHIELD                                     00007110
       PRESCRIPTION DRUG                                     00007111
       401K PLAN DEVELOPMENT                                 00007112
       SPENDING ACCOUNT-ADMINISTRATION                       00007113
       TRUST PLAN ADMINISTRATION EXPENSE                     00007114
       HOSPITAL INSURANCE CR                                 00007115
       MEDICARE                                              00007120
       EXECUTIVE HEALTH PLAN                                 00007123
       MEDICARE CR                                           00007125
       OTHER POST-RETIREMENT BENEFITS                        00007133
       ANNUITIES CR                                          00007135
       SPECIAL ANNUITIES ALLOWANCE                           00007136
       SPECIAL ANNUITIES ALLOWANCE CR                        00007137
       OPEB-CREDIT                                           00007138
       EMPLOYEE SICK-INJURY                                  00007140
       OTHER APPROVED ABSENCE                                00007141
       NY DISABILITY-NO FAULT                                00007142
       NY NO FAULT INSURANCE                                 00007143
       SICK & APPROVED ABSENCE CR                            00007145
       THRIFT PLAN                                           00007150
       401K PLAN                                             00007151
       SENIOR EXECUTIVE RETIREMENT PLAN                      00007152
       THRIFT PLAN CR                                        00007155
       401K PLAN CREDIT                                      00007156
       401K PLAN BONUS                                       00007157
       FIS 91 STOCK PMT CR                                   00007159
       TUITION AID                                           00007160
       TUITION AID CR                                        00007165
       VACATION & HOLIDAY                                    00007170
       VACATION & HOLIDAY CR                                 00007175
       OTHER BENEFITS-CR                                     00007178
       LABOR MANAGEMENT COMMITTEE                            00007179
       OTHER                                                 00007180
       EMPLOYEE BENEFIT OTHER SERVICE AWARD                  00007181
       DENTAL PLAN                                           00007182
       DENTAL PLAN CR                                        00007183
       EMPLOYEE BENEFIT OTHER CITATION                       00007184
       LONG-TERM DISABILITY INSURANCE                        00007186
       LONG-TERM DISABILITY INSURANCE CR                     00007187


<PAGE 6>
                                                                      EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

       MILITARY DUTY                                         00007188
       JURY DUTY                                             00007189
       ESOP                                                  00007190
       ESOP-CR                                               00007191
       COMPANY NEWS PUB                                      00007194
       FRANCHISE REG                                         00007210
       DUPLICATE CHARGES CR                                  00007230
       GOODWILL ADVERT                                       00007240
       UNITED WAY                                            00007244
       MISCELLANEOUS GENERAL EXPENSE                         00007245
       RENTS                                                 00007250
     DEPRECIATION
      D.D&A
       DEPRECIATION EXPENSE                                  00403000
     INCOME TAXES-CURRENT
      FEDERAL
       FEDERAL INCOME TAXES-CURRENT
        FED INCOME TAXES-UT IN                               00409101
      STATE
       STATE INCOME TAXES-CURRENT
        PA INCOME TAXES-UT IN                                00409102
     PROVISION FOR DEFERRED INCOME TAXES
       PROVISION FOR DEFERRED INCOME TAXES                   00410100
       PROVISION FOR DEFERRED FEDERAL TAXES UT IN            00410101
       PROVISION FOR DEFERRED STATE TAXES UT IN              00410102
       INCOME TAXES-DEFERRED PRIOR YEAR-CR                   00411100
       DEFERRED FEDERAL INCOME TAXES CR-OP IN                00411101
       DEFERRED STATE INCOME TAXES CR-OP IN                  00411102
       DEFERRED FEDERAL TAXES PEN COSTS                      00411106
       DEFERRED FEDERAL TAXES-OTHER IN                       00411200
       MISCELLANEOUS ADJUSTMENT INCOME TAXES                 00411800
     OTHER TAXES
       OTHER TAXES FICA                                      00408101
       OTHER TAXES FEDERAL UNEMPLOYMENT COMPENSATION         00408102
       OTHER TAXES NYS UNEMPLOYMENT TAX                      00408105
       OTHER TAXES PROPERTY TAX                              00408108
       OTHER TAXES NYS FRANCHISE                             00408111
       OTHER TAXES FRANCHISE OHIO                            00408126
       OTHER TAXES PA-CAPITAL STOCK                          00408301
       OTHER TAXES PA-UNEMPLOYMENT COMPENSATION              00408350
   OTHER INCOME
    INTEREST
      INTEREST & DIV INCOME TAX                              00419001
      INTEREST & DIV INCOME NOTAX US                         00419003
      INTEREST INCOME-MONEY POOL                             00419008
    MISCELLANEOUS
      MISCELLANEOUS NON-OPERATING REVENUE                    00421000
   OTHER DEDUCTIONS
    INTEREST-ASSOCIATED EXPENSE
     INTEREST-ASSOCIATED COMPANIES
      INTEREST-DEBT ASSOCIATED COMPANIES                     00430000


<PAGE 7>
                                                                      EXHIBIT A

                             LEIDY HUB, INC.
                            CHART OF ACCOUNTS


FINANCIAL STATEMENT LINE ITEM
ACCOUNT NAME:                                             ACCOUNT NUMBER
------------                                              --------------

      INTEREST ADVANCES ASSOCIATED                           00430001
      INTEREST EXPENSE MONEY POOL                            00430004
    INTEREST-OTHER
      OTHER INTEREST CHARGE                                  00431300
    MISCELLANEOUS
     MISCELLANEOUS OTHER DEDUCTIONS
      LOSS-DISPOSABLE PROPERTY                               00421200
      MISCELLANEOUS INCOME DEDUCTION-DONATION                00426100
      SPLIT DOLLAR                                           00426205
      PENALTIES                                              00426300
      OTHER DEDUCTIONS                                       00426500
   TAXES-OTHER INCOME & DEDUCTIONS
    FEDERAL-CURRENT
     FEDERAL INCOME TAXES ON OID
      FEDERAL INCOME TAXES-OTHER INCOME                      00409201